Mercury Systems FY20 Investor Day Presentation December 3, 2019 Nasdaq MarketSite New York, NY © 2019 Mercury Systems, Inc.

Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to fiscal 2020 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, increases in interest rates, changes to cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2019. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto. © 2019 Mercury Systems, Inc. 2

Agenda • Strategy & Business Update – Mark Aslett President & CEO • Defense Industry Update – Dr. Bill Conley Senior Vice President & CTO • Growth Strategy in Action – Didier Thibaud Executive Vice President & COO • Financial Update – Mike Ruppert Executive Vice President & CFO • Q&A ©© 2019 2019 Mercury Mercury Systems, Systems, Inc. Inc. 3

Pioneering a next-generation defense electronics company... • Unique business model at the intersection of high-tech and Defense • Make commercial technology profoundly more accessible • Provide all trusted and secure computers for A&D • Deployed on 300+ programs - serving defense Prime contractor outsourcing needs • FY14 - FY19 CAGR: – 26% Revenue; ~10% Organic – 34% GAAP Net Income* – 46% Adj. EBITDA – 29% Backlog • Defense industry’s highest Glassdoor employee ratings** …to address the industry's challenges and opportunities * GAAP Net Income CAGR FY15-FY19 © 2019 Mercury Systems, Inc. ** Source: Capital Alpha Partners, “Glassdoor Data & Defense: Not Much Change Over the Past Year”, August 21, 2018 4

Investment highlights Spent $1.2B since fiscal 2014 creating a unique business and model for A&D industry • Innovative growth company at the intersection of high-tech and defense – Focused on large, growing and well-funded addressable markets • Proven transformational business model for A&D industry – R&D levels 4-5x industry average as percent of revenue – Reusable, trusted and secure mission-critical technologies for speed, reduced risk and affordability – Industry-leading secure computing subsystems developed by a highly cleared workforce – Developed and produced in trusted facilities with a trusted supply chain – Destination employer and acquirer of choice • Low-risk content expansion strategies delivering above-average organic revenue CAGR – Upward vertical expansion for outsourced Tier 2 subsystems driving large dollar content increases – Horizontal adjacent market expansion into other platforms and programs with similar needs – Unique chip-scale innovation driving future highest-margin content expansion • Successful M&A strategy targeting new capabilities and market expansion – In-house deal origination, M&A execution and acquisition integration – Full integration drives substantial cost and revenue synergies over time – Multiple M&A themes ongoing – Scalable business platform Our financial performance in top 5% of similarly sized public companies © 2019 Mercury Systems, Inc. 5

Mercury's financial profile demonstrates our unique strategy



# of Companies
1,057
ALL NYSE AND NASDAQ U.S. LISTED COMPANIES WITH MARKET CAPITALIZATION BETWEEN $1B - $5B
TIER 2 DEFENSE INDEX MEDIAN
mercury systems.
LTM Adj. EBITDA Margin >20%
17%
22% Margin
390
Revenue CAGR >10% 5-Year
4%
27% Growth
122
LTM Revenue Growth >20%
8%
30% Growth
34

Notes:

- LTM figures for Mercury are based on the trailing four fiscal quarters using information reported in Mercury's Form 10-Ks, Form 10-Qs and/or most recent earnings release.
- All other data per FactSet as of October 25, 2019. 5-year CAGR for market participants calculated per FactSet for the trailing four fiscal quarters available as of October 25, 2019 and the comparable historical period. Mercury 5-year CAGR calculated as the trailing four fiscal quarters ending fiscal Q1 2020 compared to the trailing four fiscal quarters ending fiscal Q1 2015. Financials represent reported results and are not adjusted for acquisitions or divestitures.
- TIER 2 DEFENSE INDEX: AAR, Aerojet Rocketdyne, AeroVironment, AXON Enterprises, Ball Aerospace, BWX Technologies, Comtech Telecom, Cubic, Curtiss Wright, Ducommun, Elbit Systems, FLIR Systems, HEICO, Hexcel, Honeywell Intl, Kaman, Kratos Defense, L3Harris Technologies, Maxar, Moog, Oshkosh, OSI Systems, Teledyne Technologies, Textron, TransDigm Group, Triumph Group, United Technologies, Viasat, Woodward Aerospace.

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Six major trends shaping the defense industry Political Dysfunction: 2019 Budget Control Act positive. Repeated Continuing Resolutions disrupting DoD budget process and spending. Possible Impeachment and 2020 Election Increased Defense Spending Cycle: Rising interest rates, healthcare and social spending remain long-term issues; Significant platform electronics modernization underway Defense Procurement Reform: DoD focused on speeding up rate of innovation and fielding Other Transaction Authority (OTA) and Non-Traditional Defense Contractors (NTDCs) Innovation Challenges: Primes increasing headcount but recruitment challenges and aging workforce; Relatively low IRAD requires focused investment and increased outsourcing DoD needs more domestically-produced technology Leverage high-tech commercial investment and innovation; Address supply chain globalization and need for trust, security and assurance Challenging Global Security Environment: Chinese militarization and power projection, resurgent Russia and Middle East instability © 2019 Mercury Systems, Inc. 7

2019 Bipartisan Budget Act ends BCA caps… Topline Defense Budget vs. BCA Caps (Discretionary BA, Current $B) Budget Control Act 2011 (Base) Actual funding (Base) Actual funding (Base + OCO) FY20 Administration Request (Base) FY20 Administration Request (Base + OCO) 2019 Bipartisan Budget Act $800 742 $750 727 747 714 718 737 $700 685 722 671 706 708 707 $650 617 606 598 $600 581 564 558 545 $550 522 524 Defense (Base + OCO) CAGR FY20 PB drop in base to 2019 - 2024 1.7% 499 remain under BCA caps $500 2017 - 2024 3.0% 2015 - 2024 3.2% $450 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Notes: Budget and BCA Caps represent the 051 account (DoD), FY18 and FY19 are estimated from enacted appropriations legislation Sources: BBA 2019, FY20 PBR, CBO, CRS, OMB, FY20 DoD Green Book, FY18 & FY19 Defense Appropriations bills, RSAdvisors research & analysis …with 3% DoD budget increase in FY20 but flat outlook for FY21 © 2019 Mercury Systems, Inc. 8

The A&D electronics systems market has two major segments:

C4I; Sensor and Effector Mission Systems

	Aerospace & Defense Platform and Systems Electronics Content							
	C4I ($22.6B)*			Sensor & Effector Mission Systems ($17.4B)*				
	Platform & Mission Mgmt	**C2I**	**Comms**	**EW**	**Radar**	**EO/IR**	**Acoustics**	**Weapons**
								
	Avionics / Vetronics	***Command & Control / Battle Management***	***Dedicated Communications***	***Electronic Warfare***	***Radar***	***Electro-Optical/ Infrared***	***Acoustics***	***Missiles/ Munitions***
Definition	Control & operation of platform & mission systems	Processing & exploitation of information	Dissemination of information	Offensive / defensive exploitation of EM spectrum	Use of RF signal to detect, track, ID	Thermo-graphic camera with video output	Sound pulses to determine object location	Seekers, HEL, HPM Naval Launched Air Launched
2019 Market ($B)	**$28.1B** 4.0% '19-24 CAGR	**$37.0B** 2.8% '19-24 CAGR	**$17.1B** 3.7% '19-24 CAGR	**$9.7B** 4.0% '19-24 CAGR	**$10.4B** 3.4% '19-24 CAGR	**$11.6B** 3.8% '19-24 CAGR	**$4.0B** 5.2% '19-24 CAGR	**$5.8B** 4.0% '19-24 CAGR
2019 Tier 2* Market ($B)	**$7.1B** 4.8% '19-24 CAGR	**$7.6B** 3.7% '19-24 CAGR	**$7.9B** 3.8% '19-24 CAGR	**$5.9B** 4.1% '19-24 CAGR	**$5.3B** 3.7% '19-24 CAGR	**$2.3B** 5.1% '19-24 CAGR	**$1.0B** 6.0% '19-24 CAGR	**$2.9B** 4.4% '19-24 CAGR

Notes:
*Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Defense & Commercial Aerospace Markets
Sources: RSAdvisors research & analysis, November 2019. Numbers are rounded.

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The A&D electronics systems market has two major segments: C4I; Sensor and Effector Mission Systems Aerospace & Defense Platform and Systems Electronics Content C4I ($22.6B)* Sensor & Effector Mission Systems ($17.4B)* Platform & C2I Comms EW Radar EO/IR Acoustics Weapons Mission Mgmt Command & Avionics / Dedicated Electronic Electro-Optical/ Missiles/ Control / Battle Radar Acoustics Vetronics Communications Warfare Infrared Munitions Management Control & Offensive / Processing & Thermo-graphic Sound pulses to Seekers, HEL, HPM operation of Dissemination of defensive Use of RF signal to exploitation of camera with video determine object Naval Launched platform & information exploitation of detect, track, ID information output location Air Launched Definition mission systems EM spectrum $28.1B $37.0B $17.1B $9.7B $10.4B $11.6B $4.0B $5.8B 4.0% 2.8% 3.7% 4.0% 3.4% 3.8% 5.2% 4.0% ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR 2019 2019 ($B) Market $7.1B $7.6B $7.9B $5.9B $5.3B $2.3B $1.0B $2.9B 4.8% 3.7% 3.8% 4.1% 3.7% 5.1% 6.0% 4.4% ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR Market ($B) Market 2019 2019 2* Tier Notes: *Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Defense & Commercial Aerospace Markets Sources: RSAdvisors research & analysis, November 2019. Numbers are rounded. © 2019 Mercury Systems, Inc. 10

Mercury participates at the Tier 2 and 3 levels for RF and Computing Aerospace & Defense Platform and Systems Electronics Content C4I ($22.6B)* Sensor & Effector Mission Systems ($17.4B)* Platform & C2I Comms EW Radar EO/IR Acoustics Weapons Mission Mgmt Command & Avionics / Dedicated Electronic Electro-Optical/ Missiles/ Control / Battle Radar Acoustics Vetronics Communications Warfare Infrared Munitions Management Control & Offensive / Processing & Thermo-graphic Sound pulses to Seekers, HEL, HPM operation of Dissemination of defensive Use of RF signal to exploitation of camera with video determine object Naval Launched platform & information exploitation of detect, track, ID information output location Air Launched Definition mission systems EM spectrum $28.1B $37.0B $17.1B $9.7B $10.4B $11.6B $4.0B $5.8B 4.0% 2.8% 3.7% 4.0% 3.4% 3.8% 5.2% 4.0% ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR 2019 2019 ($B) Market $7.1B $7.6B $7.9B $5.9B $5.3B $2.3B $1.0B $2.9B 4.8% 3.7% 3.8% 4.1% 3.7% 5.1% 6.0% 4.4% ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR Market ($B) Market 2019 2019 2* Tier Notes: *Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Defense & Commercial Aerospace Markets Sources: RSAdvisors research & analysis, November 2019. Numbers are rounded. © 2019 Mercury Systems, Inc. 11

Translated market expansion into growth well above industry average Aerospace & Defense Platform and Systems Electronics Content C4I ($22.6B)* Sensor & Effector Mission Systems ($17.4B)* Platform & C2I Comms EW Radar EO/IR Acoustics Weapons Mission Mgmt Command & Avionics / Dedicated Electronic Electro-Optical/ Missiles/ Control / Battle Radar Acoustics Vetronics Communications Warfare Infrared Munitions Management Control & Offensive / Processing & Thermo-graphic Sound pulses to Seekers, HEL, HPM operation of Dissemination of defensive Use of RF signal to exploitation of camera with video determine object Naval Launched platform & information exploitation of detect, track, ID information output location Air Launched Definition mission systems EM spectrum $28.1B $37.0B $17.1B $9.7B $10.4B $11.6B $4.0B $5.8B 4.0% 2.8% 3.7% 4.0% 3.4% 3.8% 5.2% 4.0% ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR 2019 2019 ($B) Market $7.1B $7.6B $7.9B $5.9B $5.3B $2.3B $1.0B $2.9B 4.8% 3.7% 3.8% 4.1% 3.7% 5.1% 6.0% 4.4% ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR Market ($B) Market 2019 2019 2* Tier Notes: *Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Defense & Commercial Aerospace Markets Sources: RSAdvisors research & analysis, November 2019. Numbers are rounded. © 2019 Mercury Systems, Inc. 12

Penetrating new markets larger than our traditional ones Aerospace & Defense Platform and Systems Electronics Content C4I ($22.6B)* Sensor & Effector Mission Systems ($17.4B)* Platform & C2I Comms EW Radar EO/IR Acoustics Weapons Mission Mgmt Command & Avionics / Dedicated Electronic Electro-Optical/ Missiles/ Control / Battle Radar Acoustics Vetronics Communications Warfare Infrared Munitions Management Control & Offensive / Processing & Thermo-graphic Sound pulses to Seekers, HEL, HPM operation of Dissemination of defensive Use of RF signal to exploitation of camera with video determine object Naval Launched platform & information exploitation of detect, track, ID information output location Air Launched Definition mission systems EM spectrum $28.1B $37.0B $17.1B $9.7B $10.4B $11.6B $4.0B $5.8B 4.0% 2.8% 3.7% 4.0% 3.4% 3.8% 5.2% 4.0% ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR 2019 2019 ($B) Market $7.1B $7.6B $7.9B $5.9B $5.3B $2.3B $1.0B $2.9B 4.8% 3.7% 3.8% 4.1% 3.7% 5.1% 6.0% 4.4% ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR Market ($B) Market 2019 2019 2* Tier Notes: *Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Defense & Commercial Aerospace Markets Sources: RSAdvisors research & analysis, November 2019. Numbers are rounded. © 2019 Mercury Systems, Inc. 13

We are deployed on 300+ programs with 25+ Primes

Aerospace & Defense Platform and Systems Electronics Content

C4I

JLTV



WIN-T



KC-46



A330 MRTT



Aegis



Sensor & Effector Mission Systems

F-16



Reaper/Gorgon Stare



Triton



LTAMDS



Aegis



F-35



C-130



Global Hawk



Badger/Buzzard



SEWIP



Stormbreaker



PGK



MALD-J



Paveway



SM2/3/6



SNC SIERRA NEVADA CORPORATION

Raytheon

NORTHROP GRUMMAN

DRS

BAE SYSTEMS

AIRBUS

SAIC

LOCKHEED MARTIN

L3HARRIS™

GENERAL ATOMICS

THALES

BOEING

© 2019 Mercury Systems, Inc.

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Our purpose connects our vision, positioning, culture & values… OUR PURPOSE Innovation That Matters OUR VISION Provide all processing solutions on every system that requires trusted and secure ® computing OUR POSITIONING Mercury Systems is the leader in making trusted, secure mission-critical technologies profoundly more accessible to Aerospace and Defense. ...and strategies to how we create value for shareholders © 2019 Mercury Systems, Inc. 15

Strategy delivering above-average growth and profitability Invest to grow organically 1 Invest in our people, processes, systems and trusted manufacturing assets to support continued organic growth Expand capabilities, market access and penetration through M&A 2 Create value through disciplined M&A and full acquisition integration to drive cost and revenue synergies Invest in trusted secure innovations that matter 3 Commercially develop leading-edge technologies, customized for Aerospace and Defense applications, through above-industry investment in R&D Continuously improve operational capability and scalability 4 Deploy Mercury Operating System to drive transformational and sustainable business improvements and value creation across the enterprise Attract and retain the right talent 5 Support and promote our culture and values to attract, retain and engage the right talent © 2019 Mercury Systems, Inc. 16

Innovating and making mission-critical technologies profoundly... Trusted and Secure Mission-Critical Technologies and Subsystems ACQUIRE DIGITIZE PROCESS STORAGE EXPLOIT DISSEMINATE Leading conduit for SILICON SAFETY commercial silicon innovation Highest Safety Design into A&D market Assurance Levels (DAL) SPEED SECURITY SWaP SOFTWARE Highest Performance Industry-leading Processing & RFM Embedded Security Best Size, Weight & Open Software for Power with State-of- Low Risk Integration, the-Art Cooling Investment Protection Technology ...more accessible for systems that require trusted, secure computing © 2019 Mercury Systems, Inc. 17

Acquisitions initially transformed Mercury into a... • Acquired capabilities Sensor Processing Sensor Processing significantly expanded addressable market • Moved up the value chain • Model facilitates greater customer outsourcing • Accelerates customer supply chain transformation • Disintermediate traditional product-level competitors • Low-risk, content expansion organic growth strategy • Future M&A opportunities ...Tier 2 provider of pre-integrated sensor processing subsystems © 2019 Mercury Systems, Inc. 18

Our overarching strategy however is to provide all types... Platform & Mission Management C3I Sensor Processing M ...of processing subsystems requiring trusted, secure computing © 2019 Mercury Systems, Inc. 19

Our goal is to also uniquely replicate our sensor... Sensor Processing Trusted and Secure Solutions Chip-Scale Application-Specific Customization ...processing subsystem integration strategy at chip scale © 2019 Mercury Systems, Inc. 20

This game-changing capability will enable new applications... New Modular IP Library Enables Rapid Affordable Customization Open systems at chip scale allows unprecedented configurability and flexibility Chiplets Trusted and Secure Solutions Best-of-breed Ecosystem from Multiple Vendors Application-Specific Customization ...and an additional dimension of highest-margin future growth © 2019 Mercury Systems, Inc. 21

The first driver of growth is content expansion driven... Up to a 12x increase in content per system as customers outsource more due to secure computing requirements and as system complexity grows 1 Trusted and Secure Computing ...by M&A, customer outsourcing, share gains and system complexity © 2019 Mercury Systems, Inc. 22

Second is growing in sub-market adjacencies... Up to a 12x increase in content per system as customers outsource more due to secure computing requirements and as system complexity grows 1 SEMS Tier 2 market Trusted and $17.4B Secure 2 4.6% CAGR Computing Move into adjacent submarkets and 4 other system sensors ...in and around our historic core market Notes: Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Defense & Commercial Aerospace Markets © 2019 Mercury Systems, Inc. Sources: RSAdvisors research & analysis, November 2019. CAGRs referenced are for periods GFY19-GFY24. Numbers are rounded. 23

Third is expanding into all other systems... Up to a 12x increase in content per system as customers outsource more due to secure computing requirements and as system complexity grows 1 C4I Tier 2 market SEMS Tier 2 market $22.6B Trusted and $17.4B 4.1% CAGR 3 Secure 2 4.6% CAGR Computing Provide all other Move into adjacent computers that need submarkets and trust, security, safety 4 other system sensors ...that require trusted, secure computing Notes: Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Defense & Commercial Aerospace Markets © 2019 Mercury Systems, Inc. Sources: RSAdvisors research & analysis, November 2019. CAGRs referenced are for periods GFY19-GFY24. Numbers are rounded. 24

Finally, unique chip scale technology will enable new... Up to a 12x increase in content per system as customers outsource more due to secure computing requirements and as system complexity grows 1 C4I Tier 2 market SEMS Tier 2 market $22.6B Trusted and $17.4B 4.1% CAGR 3 Secure 2 4.6% CAGR Computing Provide all other Move into adjacent computers that need submarkets and trust, security, safety 44 other system sensors Up to another 2x higher-margin content increase per system as new trusted microelectronic capabilities enable new applications and performance ...applications and future highest margin organic content expansion Notes: Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Defense & Commercial Aerospace Markets © 2019 Mercury Systems, Inc. Sources: RSAdvisors research & analysis, November 2019. CAGRs referenced are for periods GFY19-GFY24. Numbers are rounded. 25

Our M&A sensor processing content expansion strategy... Platform & Mission Management C3I Sensor Processing M Market Capability Penetration ...has worked well yet we’re in the early phases of market penetration Note: Capability and Market Penetration for illustration purposes only © 2019 Mercury Systems, Inc. 26

Our C3I content and market expansion began in fiscal 2018... Platform & Mission Management C3I Sensor Processing M Market Penetration Market Capability Capability Penetration ...still in early stages of M&A content and organic market penetration Note: Capability and Market Penetration for illustration purposes only © 2019 Mercury Systems, Inc. 27

Similarly, our platform and mission management expansion began in fiscal 2017… Platform & Mission Management C3I Sensor Processing M Market Market Penetration Market Capability Penetration Capability Capability Penetration ...still in early stages of M&A content and organic market penetration Note: Capability and Market Penetration for illustration purposes only © 2019 Mercury Systems, Inc. 28

Business model built for speed, innovation and affordability...



Prime Traditional COTS Product Integration
INTEGRATION
Classified Prime/Gov't IP
Proprietary Middleware
Operating System
Vendor A COTS
Vendor B COTS
Vendor C COTS
36+ months Time to Market
Government
Less Time
Less Risk
Lower Initial Cost
Lower Lifecycle Cost
Mercury Pre-integrated Trusted and Secure Computer Subsystem
Classified Prime/Gov't IP
Open Middleware & APIs
Trusted and Secure Mission Critical Technologies and Subsystems
Trusted Microelectronics
12 months Time to Market
Primes

...as customers outsource pre-integrated mission subsystems

© 2019 Mercury Systems, Inc.

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We can apply the same subsystem pre-integration model... Sensor Processing Mercury Pre-integrated Trusted and Secure Less Computer Subsystem Time Classified Prime/Gov’t IP Less C3I Open Middleware & APIs Risk Trusted and Secure Mission Critical Technologies M and Subsystems Lower Trusted Microelectronics Initial Cost Platform & Mission Management 12 months Time to Market Lower Lifecycle Cost Primes ...to C3I and platform and mission management solutions © 2019 Mercury Systems, Inc. 30

We've built trusted manufacturing and integration capabilities

Manufacturing Capabilities	W. Caldwell, NJ	Fremont, CA	Oxnard, CA	Cypress, CA	Phoenix, AZ	Mesa, AZ	Alpharetta, GA	Hudson, NH	Chantilly, VA	Andover, MA	Geneva, Switz.	Huntsville, AL
Rugged Servers		●							●			
Mission Computer (C2)		●								●	●	
Secure Processing					●					●		●
Custom Microelectronics			●		●							
RFM	●		●	●				●				●
Storage		●			●				●			
Avionics Computer						●					●	
Displays							●					

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Mercury M&A philosophy and value creation blueprint Culture & Values Assess cultural fit and rapidly enculturate the acquiree Full Integration We believe in full integration – We’re not a holding company Unify Brand One Brand – Mercury Systems Combine Like Entities Combine like businesses or product lines to gain scale and efficiencies Consolidate Manufacturing Invest capital to consolidate and modernize manufacturing facilities Deploy Common Processes & Systems Deploy scalable enterprise processes, systems, security, collaboration Invest R&D Leverage G&A Raise R&D to accelerate new design wins. Centralize G&A where possible Accelerate Organic Growth Strategic account and solution sales model to accelerate organic growth Continuously Improve Matrix structure drives clarity, consistency, continuous improvement Deliver Results Common business management process and operating cadence © 2019 Mercury Systems, Inc. 32

We’re using M&A to expand our capability set... Platform & Mission Management C3I Sensor Processing M * ...for all systems that need trusted, secure computing * Represents carve-out acquisition from Microsemi Corp. © 2019 Mercury Systems, Inc. 33

As well as to access and penetrate adjacent markets 2019 Tier 2* Market ($B) & CY’19-24 CAGR (%) Aerospace & Defense Platform and Systems Electronics Content C4I ($22.6B)* Sensor & Effector Mission Systems ($17.4B)* Platform & Mission Mgmt C2I Comms EW Radar EO/IR Acoustics Weapons Command & Avionics / Dedicated Electronic Electro-Optical/ Missiles/ Control / Battle Radar Acoustics Vetronics Communications Warfare Infrared Munitions Management Organic (1) (1) $7.1B $7.6B $7.9B $5.9B $5.3B $2.3B $1.0B $2.9B 4.8% 3.7% 3.8% 4.1% 3.7% 5.1% 6.0% 4.4% Notes: *Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Commercial Aerospace Markets Sources: RSAdvisors research & analysis, November 2019. Numbers are rounded. (1) Represents carve-out acquisition from Microsemi Corp. © 2019 Mercury Systems, Inc. 34

Glassdoor current employee ratings

Validates Mercury's destination employer and acquirer of choice status

	Mercury Systems	Glassdoor Average	Proxy Peer Group(1)	Tier 2 Defense Company Index(2)
Overall Rating	4.4	3.4	3.4	3.5
Culture & Values	4.5	3.4	3.2	3.4
Work-Life Balance	3.9	3.4	3.3	3.5
Senior Management	4.3	3.1	3.4	3.1
Compensation & Benefits	4.3	3.1	3.0	3.5
Career Opportunities	4.3	3.0	3.6	3.3
Recommend to Friend	87%	62%	61%	66%
CEO Approval	94%	70%	72%	75%
Positive Business Outlook	92%	49%	50%	56%

(1) PROXY PEER GROUP: ADTRAN, Inc., Astronics Corp., Brooks Automation, Inc., Cognex Corp., Comtech Telecommunications Corp., Cray, Inc., CTS Corp, Diodes Inc, Ducommun, Inc., II-VI Inc., Infinera, iRobot Corp., Kratos Defense & Security Solutions, Inc., MACOM Technology Solutions Holdings, Inc., Methode Electronics, Inc., MKS Instruments, Inc., NETGEAR, Inc., NetScout Systems, Inc., Novanta, Inc., OSI Systems, Inc., Ribbon Communications Inc., Rogers Corporation.

(2) TIER 2 DEFENSE INDEX: AAR Corporation, Aerojet Rocketdyne, AeroVironment, AXON Enterprises, Ball Aerospace, BXW Technologies, Comtech Telecom, Cubic Corp, Curtiss Wright Corp, Ducommun, Elbit Systems, FLIR Systems, Harris Corp, Heico, Hexcel, Honeywell Intl, Kaman, KBR, Kratos Defense, L-3 Technologies, Maxar, MOOG, Oshkosh Defense, OSI Systems, Teledyne Technologies, Textron, Transdigm Group, Triumph Group, United Technologies, Vectrus, Viasat, Woodward Aerospace.

Source: Glassdoor, Inc., November 20, 2019

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Our capabilities and growth dimensions are well-aligned… • Addressable market growing GROWTH DIMENSIONS faster than DoD budget • Content per system increasing Content due to greater outsourcing, share gains and threat driven system complexity Geography Market • Acquisitions adding new capabilities, market access and increased penetration A&D • Winning new platforms and Industry programs as customers proliferate our solutions Program Platform • Adding new strategic accounts and strengthening product line sales to grow acquisitions Customer • Growing with customers internationally …with DoD investment priorities and overall industry trends © 2019 Mercury Systems, Inc. 36

Revenue growth rates by content and tier • Integrated subsystem revenue up 73% in last twelve months – now 46% of total company revenue • Majority of new designs wins at the subsystem level • Modules provide ability to differentiate in open systems • Security dominates P-win • Doubled size of Microsemi microelectronic component business since acquisition • New trusted microelectronic components technology leadership and future growth Transforming components and modules into integrated subsystems Notes: Fiscal years ended June 30; FY14-19 figures are as reported in the Company’s Form 10-Ks and/or internal Company data. LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks, Form 10-Qs and/or most recent earnings release. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company’s products by end © 2019 Mercury Systems, Inc. user, application and/or product grouping is attained, the categorization of these products can vary over time. When this occurs, the Company reclassifies revenue by end user, application and/or product grouping for prior periods. 37

Revenue growth rates by market • Significant C4I and SEMS modernizations underway – Radar: 10% 5 year CAGR – EW: 23% 5 year CAGR – Weapons: 117% 5 year CAGR – Comm’s: 32% 5 year CAGR – C2I: 192% 5 year CAGR • Rapid and affordable means to add new warfighting capability • Secure, trusted systems critical • Software-defined open mission architectures disaggregates system allowing rapid upgrades • Increased processing density needed for AI and autonomy • Next-generation systems will require new edge processing capabilities and safety certs Notes: Fiscal years ended June 30; FY14-19 figures are as reported in the Company’s Form 10-Ks and/or internal Company data. LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks, Form 10-Qs and/or most recent earnings release. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company’s products by end © 2019 Mercury Systems, Inc. user, application and/or product grouping is attained, the categorization of these products can vary over time. When this occurs, the Company reclassifies revenue by end user, application and/or product grouping for prior periods. 38

Revenue growth rates by platform • Airborne: – Modernization and new designs to replace F-22 and Navy F/A-18, requiring new radars and EW systems • Naval: – C4I upgrades to support distributed lethality (any sensor, any shooter, any weapon) • Ground: – New radars to replace legacy Patriot air defense capability • Space: – New satellite programs to detect hypersonic missiles Acquisitions have increased access to new platforms Notes: Source: Internal Company data. Fiscal years ended June 30. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company’s products by end user, application and/or product grouping is attained, the categorization of these products can vary over time. When this occurs, the Company reclassifies revenue by end user, application and/or product grouping for prior periods. © 2019 Mercury Systems, Inc. 39

Revenue growth rates by top customer • Increased Tier 2 outsourcing: – Upfront partner IRAD – Lower integration risk / cost – Faster time to field – Lower lifecycle costs – Lack of resources and skills • Flight to quality suppliers: – Trusted, secure computing – Safety certifiable processing – RF design, develop and build – Trusted microelectronics • Supply chain delayering: – Non-traditional suppliers – Access to rapid innovation – Reduce profit layers Valued partner to top defense prime contractors Notes: Fiscal years ended June 30. Top customers ranked based on cumulative revenue for the period FY14-FY19. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. © 2019 Mercury Systems, Inc. 40

Revenue growth rates by top programs • Tracking well over 100 active programs • Top 25 and top 50 programs growing faster than top 10 • Content expansion underway across top programs • Top programs growing faster than total company revenue • Top program LTM revenue growing faster as programs move from development to production Increasingly diverse portfolio of franchise programs Notes: Fiscal years ended June 30. Top programs ranked based on cumulative revenue for the period FY14-FY19. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. © 2019 Mercury Systems, Inc. 41

Acquisitions and investments driving significant opportunity growth... • Total potential value grew Top 30 Programs & Pursuits Estimated Lifetime Value ($M) >5.2x to $10.6B in 6 years Radar EW C4I Weapons EO/IR Other • Significant Radar, EW, C4I, 12,000 8,572 10,6175,717 EO/IR and Weapons 288 opportunity pipeline 10,000 915 1,801 • 5, 717 Acquisitions bring new 8,000 Pursuit Possible programs and capabilities 3,135 1,823 Won • Larger, more diversified, 6,000 7,842 program base reduces risk 1,442 4,000 • Content expansion driving 2,303 4,900 above-average growth 2,045 Probable 2,000 Total • Outsourced integrated Pipeline subsystems 63% of top 30 0 program lifetime value FY14 FY14-FY20 Increase FY20 ...which in turn is driving strong results Note: Refer to Appendix for definitions of “Probable”, “Possible”, “Pursuit”, and “Won”. Probable and Possible values are as of the beginning of the referenced fiscal year. Numbers are rounded. © 2019 Mercury Systems, Inc. 42

Acquisitions and investments driving significant potential...

FY19 Revenue (in $ millions, % of total)


Submarket
C4I 183 28%
Weapons 64 10%
EO/IR 11 1%
Radar 164 25%
EW 129 20%
Other 104 16%
Platform
Naval 137 21%
Ground 83 12%
Airborne 306 47%
Other 129 20%
Content
Modules 181 28%
Components 185 28%
Subsystems 289 44%

Top 30 Programs & Pursuits, Estimated Lifetime Value (in $ millions, % of total)


Submarket
C4I 1,823 17%
Weapons 1,801 17%
EO/IR 915 9%
Other 288 3%
Radar 3,085 29%
EW 2,705 25%
Platform
Naval 920 9%
Ground 2,814 26%
Other 562 5%
Airborne 6,320 60%
Content
Modules 2,692 26%
Components 1,199 11%
Subsystems 6,726 63%

...for continued organic growth across multiple dimensions

Notes: Fiscal years ended June 30; FY19 figures are as reported in the Company's Form 10-Ks and/or internal Company data. Weapons and EO/IR revenue is classified within Other Sensor and Effector products which include all Sensor and Effector end markets other than Radar and Electronic Warfare. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company's products by end user, application and/or product grouping is attained, the categorization of these products can vary over time. When this occurs, the Company reclassifies revenue by end user, application and/or product grouping for prior periods. Refer to Appendix for definitions of "Probable", "Possible", "Pursuit", and "Won". Probable and Possible values are as of the beginning of the referenced fiscal year.

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We’re a leader in trusted, secure technologies and subsystems Innovative growth company at intersection of high tech and defense Proven transformational business model for A&D industry Low-risk content expansion strategies with substantial headroom Successful M&A strategy targeting new capabilities and market expansion Financial performance in top 5% of similarly sized public companies © 2019 Mercury Systems, Inc. 44

Agenda • Strategy & Business Update – Mark Aslett President & CEO • Defense Industry Update – Dr. Bill Conley Senior Vice President & CTO • Growth Strategy in Action – Didier Thibaud Executive Vice President & COO • Financial Update – Mike Ruppert Executive Vice President & CFO • Q&A ©© 2019 2019 Mercury Mercury Systems, Systems, Inc. Inc. 45

The threat is changing... Time to Time to Time to market challenges decision challenges adapt 3 generations of threat to Hypersonic weapons – • US forces must be able to single generation of aircraft hard to track, maneuver operate globally throughout flight (hard to US F-22 Russian know what the target is) • Each competitor has Surface to unique challenges Air Missiles • Electronics supply chain 1981 Requirement SA-10 must be secure • Electronics must not be st 1990 1 flight of vulnerable to exploitation prototype 2000 Production SA-20 begins 2011 Production SA-21 ends ...and requires the US to be agile, fast, and affordable © 2019 Mercury Systems, Inc. 46

Global economic trends make...

- Economic parity
- R&D investment parity
- US defense investment exceeds Chinese State
- US investment supports global goals; China's supports regional goals
- Chinese State investment in defense adequate for modernization programs
- Chinese defense spending ~2% of GDP
  - US ~3%
  - Russia ~4%
  - USSR in Cold War >10%







US GDP ($T)
25
20
15
10
5
0
1980
1990
2000
2010
2020



US Spending ($B)
900
800
700
600
500
400
300
200
100
0
Defense
R&D
1980
1990
2000
2010
2020



Chinese State/United States
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
GDP
R&D
Defense
1990
1995
2000
2005
2010
2015

Analysis notes:
- All values are in 2018 Dollars
- All ratios use Purchase Power Parity (PPP) conversion values

...nation-state competitive environment different than during Cold War

© 2019 Mercury Systems, Inc.

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Commercial R&D growth outpaces Defense... Ratio of Commercial to Federal R&D • Commercial R&D 3x Commercial funding investments dominate since 2x dominates Cold War ended 1.0 • Today, dual-use technologies 1/2x Federal transition from commercial funding 1/3x dominates to defense applications 1960 1970 1980 1990 2000 2010 • Electronics / semiconductors markets are dominated by Commercial Semiconductor Market vs. US Defense Investment commercial investment 500 • Defense dependencies on electronics increasing 250 • In 2015, military market share was <1%; Tier 2 & 3 Investment (2018$B) Investment merchant suppliers provided 0 DoD RDT&E necessary scale 1985 1995 2005 2015 Source: WSTS End Use Report, 2015 Note: Military is <1% and is included in Industrial/Gov’t ...supporting Mercury’s organic growth strategy © 2019 Mercury Systems, Inc. 48

Mercury is poised to address US Government’s priorities… It’s difficult to line up, synchronize and deliver programmatically on things that make sense at the right time for the force. —RADM Steve Parode, 2019 Director, Warfare Integration The Air Force must be able to collect and decipher information and produce dilemmas for our adversaries at a rate they can never keep up with. —Gen Stephen Wilson, 2018 Vice Chief of Staff of the Air Force Integrated circuit-related products and services shall be procured from a trusted supplier using trusted processes accredited by the Defense Microelectronics Activity (DMEA) when they are custom-designed, custom-manufactured, or tailored for a specific DoD military end use. —DoD Instruction 5200.44, 2018 We envision a much more specialized, secure, and heavily automated electronics community. —Dr. William Chappell, 2018 Director, Microsystem Technology Office (former) ...by making trusted, secure mission-critical technologies more accessible © 2019 Mercury Systems, Inc. 49

Agenda • Strategy & Business Update – Mark Aslett President & CEO • Defense Industry Update – Dr. Bill Conley Senior Vice President & CTO • Growth Strategy in Action – Didier Thibaud Executive Vice President & COO • Financial Update – Mike Ruppert Executive Vice President & CFO • Q&A ©© 2019 2019 Mercury Mercury Systems, Systems, Inc. Inc. 50

Growth strategy in action with Aegis Naval Fleet Radar: • SPY-1 Radar processing • FMS processing refresh Our largest program ($100M) 10 years ago © 2019 Mercury Systems, Inc. 51

EW content expansion Radar: EW: • SPY-1 Radar processing • EP/ES: SEWIP Block 2 • FMS processing refresh • EA: SEWIP Block 3 • SIGINT: SSEE add-on M&A strategies in RFM drove 2.5x content expansion © 2019 Mercury Systems, Inc. 52

Weapons content expansion Radar: EW: • SPY-1 Radar processing • EP/ES: SEWIP Block 2 • FMS processing refresh • EA: SEWIP Block 3 • SIGINT: SSEE add-on Weapons: • Phalanx C2 Expansion opportunities on every sensor & effector subsystem © 2019 Mercury Systems, Inc. 53

C3I market expansion Radar: EW: • SPY-1 Radar processing • EP/ES: SEWIP Block 2 • FMS processing refresh • EA: SEWIP Block 3 • SIGINT: SSEE add-on Weapons: • Phalanx C2 C3I: • C2I: CPS and CDS • Comms: – Navy Multiband Terminal – IFF interrogators M&A doubled content and expanded market into C3I from Radar © 2019 Mercury Systems, Inc. 54

Total potential Naval surface fleet value increased 5x Radar: EW: • SPY-1 Radar processing • EP/ES: SEWIP Block 2 • FMS processing refresh • EA: SEWIP Block 3 • SIGINT: SSEE add-on Weapons: • Phalanx C2 C3I: • C2I: CPS and CDS • Comms: – Navy Multiband Terminal – IFF interrogators © 2019 Mercury Systems, Inc. 55

Future potential expansion • Sensor & Effectors • C4I – Microlectronics at antenna – Network Management – SEWIP Block4 EO/IR – Displays Many more processing subsystems to be targeted and upgraded © 2019 Mercury Systems, Inc. 56

Another important example: Patriot Radar Ground mobile Radar: • Radar Processing Initial outsourcing at subsystem level drove >$100M to Mercury © 2019 Mercury Systems, Inc. 57

Major design win as key supplier to RTN on LTAMDS Ground mobile Radar: • Radar Processing Next-generation LTAMDS: • Radar processing >4x Next-generation drives additional substantial processing needs © 2019 Mercury Systems, Inc. 58

New threats driving new needs Ground mobile Radar: • Radar Processing Next-generation LTAMDS: • Radar processing 5x • EP processing expansion >4x EW/EP needs enabling substantial content expansion © 2019 Mercury Systems, Inc. 59

Additional content expansion based on broad range of capabilities Ground mobile Radar: • Radar Processing Next-generation LTAMDS: • Radar processing 5x • EP processing expansion 5x • RF content expansion 2x Total content expansion increased >10x from Patriot to LTAMDS © 2019 Mercury Systems, Inc. 60

New microlectronics capabilities enabling potential future content expansion Ground mobile Radar: • Radar Processing Future potential expansion • Microelectronics processing at the antenna Next-generation LTAMDS: • Radar processing 5x • EP processing expansion 5x • RF content expansion 2x Could double our content in future © 2019 Mercury Systems, Inc. 61

Airborne growth strategy in action Radar Processing: • F-16, F-22, F-15, F-18, P-8, B-52, Reaper, Global Hawk… Long-term leadership in airborne Radar processing © 2019 Mercury Systems, Inc. 62

Content and market expansion in EW, EO/IR, weapons Radar Processing: Electronic warfare: • F-16, F-22, F-15, F-18, P-8, B-52, • Fighter: F15, F16, F35, F18 Reaper, Global Hawk… • Rotary-wing • ISR Platforms EO/IR Weapons: • Paveway, Stormbreaker Platform sensor electronics upgrades and leadership in sensor processing driving growth through content expansion with M&A © 2019 Mercury Systems, Inc. 63

Additional market expansion in C4I Radar Processing: Electronic warfare: • F-16, F-22, F-15, F-18, P-8, B-52, • Fighter: F15, F16, F35, F18… Reaper, Global Hawk… • Helicopter • ISR Platforms C4i including displays: EO/IR • Fighters: F-35, F-18, F-15, A-10 • Tankers: KC-46, MRTT Weapons: • Helicopters: Apache, H225 • Paveway, Stormbreaker • ISR Platforms: P-8, Black • Transports: C-130, C-17 • Weapons • UAV, UAM M&A in C4I driving additional market expansion © 2019 Mercury Systems, Inc. 64

Summary • Modernization of legacy systems to address new threats • LTAMDS over 10x more content expansion than Patriot • Digital convergence driving more processing demand in C4I market • Broad product portfolio including servers to address processing demand • State-of-the-art secure IP driving growth in all markets • Microelectronics capabilities to expand to chip-scale processing needs • DMEA-accredited trusted U.S. microelectronics manufacturing © 2019 Mercury Systems, Inc. 65

Agenda • Strategy & Business Update – Mark Aslett President & CEO • Defense Industry Update – Dr. Bill Conley Senior Vice President & CTO • Growth Strategy in Action – Didier Thibaud Executive Vice President & COO • Financial Update – Mike Ruppert Executive Vice President & CFO • Q&A ©© 2019 2019 Mercury Mercury Systems, Systems, Inc. Inc. 66

The evolution of Mercury Systems

In millions, except percentage and per share data.

		LTM Q1 2015	LTM Q1 2020	Change
Valuation	Market Capitalization[1,2]	$373	$3,996	11x
Valuation	Enterprise Value[1,2]	$325	$3,834	12x
Operational	Revenue[2]	$212	$688	3x
Operational	Adj. EBITDA[2] *% Margin*	$27 *13%*	$150 *22%*	5x *+~900 bps*
Operational	Adj. EPS[2]	$0.47	$1.88	4x
Strategy	Number of Acquisitions[3]	N.A.	11	N.M.
Strategy	Capital Deployed[3]	N.A.	$804	N.M.

Notes
(1) Valuation for LTM Q1 2015 based on basic shares from the cover page of the Company's Q1 FY15 10-Q and stock price as of September 30, 2014
Valuation for LTM Q1 2020 based on basic shares from the cover page of the Company's FY19 10-K and stock price as of October 29, 2019.
(2) Last twelve months ended September 30, 2014 and September 27, 2019, respectively. Operational figures are based on fiscal year and fiscal quarter results as reported in the Company's Form 10-Ks, Form 10-Qs and/or most recent earnings release. Historical results as reported, not pro forma for acquisitions. As of Q1 FY19, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which incudes gains or losses on foreign currency measurement and fixed assets sales and disposals among other adjustments.
(3) Acquisitions completed and capital deployed in acquisitions FY15-FY20 YTD.

© 2019 Mercury Systems, Inc.

67

Mercury has delivered strong financial results


Revenue
30% YoY
26% CAGR
209
235
270
409
493
655
688
FY14 FY15 FY16 FY17 FY18 FY19 LTM Q1FY20
GAAP Net Income
93% YoY
(4.1)
14.4
19.7
24.9
40.9
46.8
58.5
FY14 FY15 FY16 FY17 FY18 FY19 LTM Q1FY20
GAAP EPS
80% YoY
(0.13)
0.44
0.56
0.58
0.86
0.96
1.15
FY14 FY15 FY16 FY17 FY18 FY19 LTM Q1FY20
Backlog
40% YoY
29% CAGR
174
208
288
357
447
625
712
FY14 FY15 FY16 FY17 FY18 FY19 LTM Q1FY20
Adj. EBITDA
24% YoY
46% CAGR
22
44
56
93
115
145
150
11%
19%
21%
23%
23%
22%
22%
FY14 FY15 FY16 FY17 FY18 FY19 LTM Q1FY20
Adj. EPS
31% YoY
37% CAGR
0.38
0.82
0.96
1.15
1.42
1.84
1.88
FY14 FY15 FY16 FY17 FY18 FY19 LTM Q1FY20

Notes: For the fiscal years ended June 30, as reported in the Company's Form 10-Ks. CAGR figures for the period FY14-FY19. LTM and YoY figures are based on the trailing four fiscal quarters using information reported in the Company's Form 10-Ks, Form 10-Qs and/or most recent earnings release. Numbers are rounded. Per share data is presented on a fully diluted basis. As of July 1, 2018, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which includes gains or losses on foreign currency remeasurement and fixed assets sales and disposals among other adjustments. Adjusted EBITDA for prior periods has been recast for comparative purposes.

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LTM Q1 FY20 performance LTM LTM In $ millions, except percentage and per share data Change Q1 FY19⁽¹⁾ Q1 FY20⁽¹⁾ Bookings $635.0 $820.0 29% Book-to-Bill 1.20 1.19 Backlog $507.9 $711.8 40% 12-Month Backlog $377.8 $499.2 Revenue $531.2 $688.0 30% Organic Revenue Growth(2) 22% 19% GAAP Net Income $30.4 $58.5 93% GAAP EPS $0.64 $1.15 80% Adjusted EPS(3) $1.44 $1.88 31% Adj. EBITDA(3) $120.9 $150.4 24% % of Revenue 22.8% 21.9% Operating Cash Flow $55.3 $101.8 84% Free Cash Flow(3) $40.1 $69.2 73% Notes: (1) LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks, Form 10-Qs and/or most recent earnings release. (2) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. (3) Non-GAAP, see reconciliation table. © 2019 Mercury Systems, Inc. 69

Q1 FY20 capitalization Sources and Uses Actual Actual as of (1) Other In $ millions Free Cash (3) 9/30/18 Acquisitions Financing 9/27/19 Flow Activities Cash and cash equivalents 72.9 69.2 (177.3) 196.5 161.3 Long-term debt, including 240.0 - - (240.0) - current portion Net Debt / (Cash) 167.1 (69.2) 177.3 (436.5) (161.3) LTM EBITDA 120.9 - - - 150.4 Net Debt (Cash) / 1.4x - - - (1.1x) LTM EBITDA Notes: (1) Numbers are rounded. (2) Reflects acquisitions of GECO Avionics, LLC, The Athena Group, Inc., Syntonic Microwave, LLC and American Panel Corporation. Also reflects cash acquired in those acquisitions. (3) Reflects repayment of debt with proceeds from the May 2019 common stock offering. © 2019 Mercury Systems, Inc. 70

Mercury recent acquisition history

Company	Expansion Primary Theme	Closing Date	Purchase Price ($M)	Ending Debt Balance	Funding
LIT	Security	Dec-2015	$ 10	$ 0	Cash on Hand
Microsemi [1]	Weapons, EW, Security	May-2016	$ 300	-	Term Loan Cash on Hand
April 2016 Equity Offering			($ 93)	$ 200	Equity Offering
ces	Platform/Mission, Comm's	Nov-2016	$ 39	$ 190	Cash on Hand
January 2017 Equity Offering			($ 216)	$ 0[2]	Equity Offering
Delta Microwave	EW, Space	Apr-2017	$ 41	$ 0[2]	Cash on Hand
RTL	Platform/Mission	Jul-2017	$ 6	$ 0	Cash on Hand
THEMIS	C2I, Comm's	Feb-2018	$ 180	$ 195	Revolver
GERMANE	C2I, Acoustics	Jul-2018	$ 45	$ 240	Revolver
GECO	Platform/Mission	Jan-2019	$ 37	$ 277	Revolver
ATHENA	Security	Apr-2019	$ 46	$ 325	Revolver
syntonic	EW	Apr-2019			
May 2019 Equity Offering			($ 455)	$ 0[3]	Equity Offering
apc	Platform/Mission, Vectronics	Sep-2019	$ 100	$ 0[4]	Cash on Hand

Total Capital Deployed: $ 804

Source: Company filings, Company investor presentations

(1) Represents carve-out acquisition from Microsemi Corp.

(2) On June 27, 2017, Mercury amended its senior secured credit facility, increasing and extending the revolving credit facility and utilizing the January 2017 equity offering proceeds to repay the remaining principal on the existing term loan.

(3) Reflects repayment of debt with proceeds from the May 2019 common stock offering.

(4) Acquisition of American Panel Corporation completed on September 23, 2019. ~$161M net cash position as of September 27, 2019.

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FY20 annual guidance In $ millions, except percentage and per share data FY19(1) FY20(2)(5) Change Revenue $654.7 $775.0 - $790.0 18% - 21% GAAP Net Income $46.8 $72.9 - $77.8 56% - 66% Effective tax rate(3) 21.4% 26% GAAP EPS $0.96 $1.32 - $1.41 38% - 47% Weighted-average diluted shares outstanding 48.5 55.2 Adjusted EPS(4) $1.84 $2.03 - $2.11 10% - 15% (4) Adj. EBITDA $145.3 $169.5 - $175.5 17% - 21% % of revenue 22.2% 21.9-22.2% Notes: (1) FY19 figures are as reported in the Company’s earnings release dated July 30, 2019. (2) The guidance included herein is from the Company’s earnings release dated October 29, 2019. For purposes of modeling and guidance, we have assumed no incremental restructuring, acquisition, other non-operating adjustments or non-recurring financing-related expenses. (3) The effective tax rate in the guidance included herein excludes discrete items. (4) Non-GAAP, see reconciliation table. (5) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day in June. All references in this presentation to the second quarter of fiscal 2020 are to the quarter ending December 27, 2019 and to fiscal 2020 are to the fiscal year ending July 3, 2020. © 2019 Mercury Systems, Inc. 72

Committed to maintaining differentiated and attractive financial profile 100% • Operating expense leverage Increase Adj. EBITDA • Program production mix margins • Operational improvements 37% • Full acquisition integration • Alignment with DoD priorities Grow organically at • Increased outsourcing high-single / • Program content expansion low-double digit 12% • Increased market share Supplement • Large pipeline of targets with • Significant financial firepower strategic • Revolver with attractive terms M&A 3% • Identify, execute, integrate Poised to remain in the top 5% © 2019 Mercury Systems, Inc. 73

Clear path to increasing Adj. EBITDA margins • Operating leverage: Adjusted EBITDA Margin Expansion – Revenue growing faster than operating expenses Acquisition – SG&A declined from 21% of Integration Future sales in FY15 to 17% in FY19 Operating • Program mix: Efficiencies – Programs transitioning from Program development to production Mix – FY19 47% CRAD increase Operating highlights new start volume Leverage • Operating efficiencies: Current – Invested capex in new facilities – Invested in operations team • Acquisition integration: – Track record of synergies • Prioritizing new design wins © 2019 Mercury Systems, Inc. 74

Strategy driving above market growth • Positioned in fast-growing Content segments of defense Expansion electronics market • Business model facilitates 1 outsourcing trend and content expansion • Expanding into adjacent C4I Tier 2 Trusted and Sensor and Effector markets leveraging technology Market Secure Mission Systems Expansion 3 2 Tier 2 Market investments Computing Expansion – C4I 28% of FY19 total revenue vs. 4% in FY14 • Significant investment in 4 trusted microelectronics expected to lead to additional Custom Microelectronics content expansion Enabling Content Expansion Clear path to continuing above market-average growth rates © 2019 Mercury Systems, Inc. 75

Content expansion from modules to subsystems Revenue and Growth by Content and Tier ($M) Components Modules & Subassemblies Integrated Subsystems • Components: 700 446 655 – Expansion via custom 600 microelectronics acquisition 210 from Microsemi 500 – Investment in trusted 400 73 microelectronics 300 163 209 • Modules/Subassemblies: 200 – Down from 52% of revenue in 100 FY14 to 28% in FY19 as shift towards subsystems 0 FY14 Increase by Product Type FY19 • Subsystems: Modules & Integrated Subassemblies – Expansion into $40B Tier 2 RF Subsystems Integrated 181 79 Modules & Subsystems 28% & computing market 38% Subassemblies 289 52% 44% – Subsystems represent 63% of Components Components 22 185 top 30 program lifetime value 10% 28% Notes: Fiscal years ended June 30, FY14-FY19 figures are as reported in the Company’s Form 10-Ks and/or internal Company data. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company’s products by end user, application and/or product grouping is attained, the categorization of these products can vary over time. When this occurs, the Company reclassifies revenue by end user, application and/or product grouping for prior periods. © 2019 Mercury Systems, Inc. 76

Expanding into new markets Revenue and Growth by Market ($M) Radar EW C4I Weapons Other • Continued growth in core 700 446 655 markets 62 600 63 • Expansion into adjacent 500 175 markets and leveraging 400 current capabilities 300 83 209 63 • Additional capabilities drive 200 content expansion 100 • Broader program and 0 customer base FY14 Increase by Market FY19 Other • Vastly larger addressable 114 Radar Other 17% 164 53 25% market 26% Radar Weapons C4I 101 64 9 48% 10% • Consistently driving above 4% EW EW 46 C4I 129 market growth rates 22% 183 20% 28% Notes: Fiscal years ended June 30, FY14-FY19 figures are as reported in the Company’s Form 10-Ks. Weapons revenue is classified within Other Sensor and Effector products which include all Sensor and Effector end markets other than Radar and Electronic Warfare. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company’s products by end user, application and/or product grouping is attained, the categorization of these products can vary over © 2019 Mercury Systems, Inc. time. When this occurs, the Company reclassifies revenue by end user, application and/or product grouping for prior periods. 77

Taking market share due to significant investments Focused on core markets, technologies and scale Markets C4I and SEMS R&D $312M Trusted and Secure Mission Critical Capital Technologies and Subsystems $120M Expenditures Acquisition $800M Investment Trusted Domestic Manufacturing and Integration from Chip-scale to Systems Total Investment ~$1.2B Invested $1.2 billion since FY14 driving outsourcing Note: All figures are approximate and reflect the period of fiscal 2014-Q1 fiscal 2020 using information reported in the Company’s Form 10-Ks, Form 10-Qs and/or recent public announcements. Numbers are rounded. © 2019 Mercury Systems, Inc. 78

Continue supplementing organic growth with M&A Hypothetical Organic and Inorganic Revenue Growth ($M) 2,000 Organic Acquired Growth Acquired in Year • Continue 20+% annual growth 1,750 1,623 • Target 10% organic 1,500 growth 1,250 • Supplement with strategic M&A 1,000 • Strong pipeline of 750 opportunities 783(1) 500 • Capital available to FY20 FY21 FY22 FY23 FY24 achieve goal Acquisition Revenue Req’d $78 $98 $120 $144 to Grow @ 20% CAGR(2) Implied Capital Deployed(3) $157 $196 $239 $288 Clear path to continued 20%+ revenue growth Notes: 1) Represents the midpoint of FY20 revenue guidance from the Company’s earnings release dated October 29, 2019. © 2019 Mercury Systems, Inc. 2) Assumes acquired revenue growth of 5%, 7.5% and 10%, in years 1,2 and 3, respectively. 3) Analysis assumes 20% EBITDA margins on acquired revenue, 5% growth on acquired revenue and 10.0x EBITDA multiple 79

As we expand inorganically into new markets… Sensor & Effector C3I Platform and Mission Mgmt Mission Systems Tier 2 Market Tier 2 Market Tier 2 Market $15.5B $7.1B $17.4B …our M&A pipeline continues to grow significantly © 2019 Mercury Systems, Inc. 80

M&A is an integral part of our model M&A Vision Our strategy contemplated M&A at the outset for this ‘environment’ Origination Dedicated M&A team to identify and originate proprietary deals Diligence Superior in-house market, technical and business diligence capabilities supplemented with external objective advisors and analysis Execution Sophisticated internal M&A, finance and legal expertise capable of valuing and executing public, private and carve out M&A transactions Financing In-house M&A, finance and legal teams supplemented with top tier investment banking relationships for debt and equity transactions Integration Full in-house business process and systems integration team Management Mercury management system to achieve value creation blueprint (cost and revenue synergies) and ongoing performance improvements © 2019 Mercury Systems, Inc. 81

We have created significant value through M&A

		FY16 and FY17	FY18 and FY19	FY19 and FY20 YTD
Acquisitions		Microsemi, LIT, CES, Delta Microwave, RTL	THEMIS, Germane Systems	GECO, Athena, APC, Syntonic
Purchase Price		$396M	$225M	$183M
EV / EBITDA	Avg. Mkt.(1)	11.6x	13.4x	11.6x
	@ Close(2)	10.2x	12.4x	10.4x
	PF w/Synergies(3)	7.3x	9.2x	10.4x
	FY19(4)	6.8x	8.4x	*(strong FY20 performance YTD)*
Commentary		• *Accelerated growth rate due to sales channel expansion and additional R&D investment* • *Strong growth driven by security, trust and demand for safety-critical avionics* • *Realizing cost synergies from West Coast AMC build-out & USMO*	• *Created rugged server platform to access C4I programs in air, on ground, on sea and underwater* • *Integration complete – platform exceeding plan for growth and profitability*	• *Scaled safety-critical avionics platform* • *Capability tuck-ins in embedded security and RF/EW poised to drive growth* • *Opportunity for synergistic M&A*

(1) Per Factset. Average next twelve months EV/EBITDA for the defense primes over the twelve month period from July 1 to June 30 in the period indicated. Primes index includes LMT, RTN, NOC, GD.
(2) Represents purchase price divided by the Adj. EBITDA used for the basis of valuation at the time of deal announcement net of estimated present value of tax benefits at the time of deal announcement, as applicable.
(3) Represents purchase price at close net of estimated present value of tax benefits and estimated future annual run-rate cost synergies at the time of deal announcement.
(4) Represents purchase price net of estimated present value of tax benefits at time of deal announcement divided by the estimated Adj. EBITDA for FY19 associated with the listed acquisitions. Germane Systems presented pro forma for full year FY19 contribution. LIT and Microsemi Security Solutions excluded as these acquisitions are immaterial

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Strategy and business model delivering financial performance well above industry average Track record of strong organic growth, profitability and strategic M&A Significant investment over last 5 years competitive differentiator Poised for continued organic growth and margin expansion Well positioned for future M&A with strong pipeline and financial flexibility Clear strategy to continue to maintain unique financial profile © 2019 Mercury Systems, Inc. 83

Q&A Thank you for attending our FY20 Investor Day! © 2019 Mercury Systems, Inc.

Appendix © 2019 Mercury Systems, Inc.

Balance sheet As of (In $ millions)(1) 9/30/18 12/31/18 3/31/19 6/30/19 9/27/19 ASSETS Cash & cash equivalents $72.9 $93.9 $112.5 $257.9 $161.3 Accounts receivable, net 153.9 168.3 170.7 176.2 177.5 Inventory, net 121.2 126.4 131.7 137.1 148.5 PP&E, net 50.8 53.1 55.9 60.0 65.9 Goodwill and intangibles, net 704.2 696.3 724.3 768.3 847.4 Other(2) 24.0 18.6 17.3 17.4 73.3 TOTAL ASSETS $1,127.0 $1,156.6 $1,212.4 $1,417.0 $1,473.9 LIABILITIES AND S/E AP and accrued expenses(2) $61.2 $70.7 $83.1 $86.7 $84.8 Other liabilities(2) 49.2 49.9 40.4 45.5 93.7 Debt 240.0 240.0 276.5 - - Total liabilities 350.4 360.6 400.0 132.2 178.5 Stockholders' equity 776.6 796.1 812.4 1,284.7 1,295.3 TOTAL LIABILITIES AND S/E $1,127.0 $1,156.6 $1,212.4 $1,417.0 $1,473.9 Notes: (1) Rounded amounts used (2) Effective July 1, 2019, the Company has adopted ASC 842 - Leases using the optional transition method. Prior periods were not changed. As a result of this adoption, the Company has recorded Right-of-use assets of $51.3 million, which is included in Other assets and total Lease liabilities of $60.2 million, of which $7.1 million is included in Accrued Expenses and $53.1 million is included in Other liabilities, as of September 27, 2019. © 2019 Mercury Systems, Inc. 86

Cash flow summary For the Fiscal Quarters Ended (In $ millions)(1) 9/30/18 12/31/18 3/31/19 6/30/19 9/27/19 Net Income $7.5 $12.4 $14.1 $12.8 $19.2 Depreciation and amortization 11.5 11.7 11.6 11.6 11.4 Other non-cash items, net 5.5 4.6 6.3 5.1 6.4 Changes in Operating Assets and Liabilities Accounts receivable, unbilled receivables, and (5.9) (15.0) (1.2) (6.0) 2.2 costs in excess of billings Inventory (4.6) (4.9) (4.0) (3.3) 0.4 Accounts payable and accrued expenses (2.0) 9.2 8.0 2.7 (6.3) Other 8.0 7.3 (8.6) (2.2) (9.0) (4.5) (3.4) (5.8) (9.0) (12.8) Operating Cash Flow 20.0 25.3 26.2 26.0 24.3 Capital expenditures (3.7) (7.1) (7.1) (8.8) (9.6) Free Cash Flow(2) $16.3 $18.2 $19.2 $17.1 $14.7 Free Cash Flow(2) / Adjusted EBITDA(2) 52% 49% 49% 45% 40% Free Cash Flow(2) / GAAP Net Income 218% 147% 136% 134% 76% Notes: (1) Rounded amounts used. (2) Non-GAAP, see reconciliation table. © 2019 Mercury Systems, Inc. 87

Adjusted EPS reconciliation

(In thousands, except per share data)	Q1 FY19	Q1 FY20	LTM Q1 FY19	LTM Q1 FY20	Q2 FY20[2][4] Low	Q2 FY20[2][4] High	FY20[2][4] Low	FY20[2][4] High
Earnings per share[1]	**$ 0.16**	**$ 0.35**	**$ 0.64**	**$ 1.15**	**$ 0.25**	**$ 0.28**	**$ 1.32**	**$ 1.41**
Net Income	**$ 7,479**	**$ 19,247**	**$ 30,409**	**$ 58,543**	**$ 13,900**	**$ 15,400**	**$ 72,900**	**$ 77,800**
Amortization of intangible assets	7,181	7,019	27,548	27,752	7,900	7,900	30,400	30,400
Restructuring and other charges	504	648	3,568	704	-	-	600	600
Impairment of long-lived assets	-	-	-	-	-	-	-	-
Acquisition and financing costs	1,043	2,236	5,117	10,821	800	800	4,500	4,500
Fair value adjustments from purchase accounting	620	-	2,103	93	-	-	-	-
Litigation and settlement expense, net	-	313	-	657	-	-	300	300
Stock-based and other non-cash compensation expense	4,743	5,776	17,662	20,654	6,400	6,400	25,400	25,400
Impact to income taxes[3]	(3,073)	(10,849)	(18,391)	(24,328)	(3,900)	(3,900)	(22,300)	(22,800)
Adjusted income	**$ 18,497**	**$ 24,390**	**$ 68,016**	**$ 94,896**	**$ 25,100**	**$ 26,600**	**$ 111,800**	**$ 116,200**
Adjusted earnings per share[1]	**$ 0.39**	**$ 0.44**	**$ 1.44**	**$ 1.88**	**$ 0.46**	**$ 0.48**	**$ 2.03**	**$ 2.11**
Weighted-average shares outstanding:								
Basic	47,048	54,388						
Diluted	47,697	55,078			55,000	55,000	55,200	55,200

Notes:

(1) Per share information is presented on a fully diluted basis.

(2) Rounded amounts used.

(3) Impact to income taxes is calculated by recasting income before income taxes to include the add-backs involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax expense or benefit related to the add-backs.

(4) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day in June. All references in this presentation to the second quarter of fiscal 2020 are to the quarter ending Decemberr 27, 2019 and to fiscal 2020 are to the fiscal year ending July 3, 2020.

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Adjusted EBITDA reconciliation

(In thousands)	Q1 FY19	Q1 FY20	LTM Q1 FY19	LTM Q1 FY20	Q2 FY20[2][3] Low	Q2 FY20[2][3] High	FY20[2][3] Low	FY20[2][3] High
Net Income	**$ 7,479**	**$ 19,247**	**$ 30,409**	**$ 58,543**	**$13,900**	**$15,400**	**$ 72,900**	**$ 77,800**
Other non-operating adjustments, net[1]	365	301	(652)	300	-	-	300	300
Interest (income) expense, net	2,193	(1,187)	5,027	4,797	(500)	(500)	(2,800)	(2,800)
Income tax (benefit) provision	3,129	(2,018)	13,200	7,605	4,900	5,400	17,100	18,200
Depreciation	4,365	4,362	16,938	18,475	5,100	5,100	20,800	20,800
Amortization of intangible assets	7,181	7,019	27,548	27,752	7,900	7,900	30,400	30,400
Restructuring and other charges	504	648	3,568	704	-	-	600	600
Impairment of long-lived assets	-	-	-	-	-	-	-	-
Acquisition and financing costs	1,043	2,236	5,117	10,821	800	800	4,500	4,500
Fair value adjustments from purchase accounting	620	-	2,103	93	-	-	-	-
Litigation and settlement expense, net	-	313	-	657	-	-	300	300
Stock-based and other non-cash compensation expense	4,743	5,776	17,662	20,654	6,400	6,400	25,400	25,400
Adjusted EBITDA	**$ 31,622**	**$ 36,697**	**$ 120,920**	**$ 150,401**	**$ 38,500**	**$ 40,500**	**$ 169,500**	**$ 175,500**

Notes:

(1) As of July 1, 2018, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which includes gains or losses on foreign currency remeasurement and fixed assets sales and disposals among other adjustments. Adjusted EBITDA for prior periods has been recast for comparative purposes.

(2) Rounded amounts used.

(3) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day in June. All references in this presentation to the second quarter of fiscal 2020 are to the quarter ending December 27, 2019 and to fiscal 2020 are to the fiscal year ending July 3, 2020.

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Free cash flow reconciliation (In thousands) Q1 FY19 Q1 FY20 LTM Q1 FY19 LTM Q1 FY20 Cash provided by operating activities $ 20,029 $ 24,310 $ 55,322 $ 101,798 Purchases of property and equipment (3,727) (9,595) (15,205) (32,559) Free cash flow $ 16,302 $ 14,715 $ 40,117 $ 69,239 © 2019 Mercury Systems, Inc. 90

Organic revenue reconciliation (In thousands) Q1 FY19 Q1 FY20 LTM Q1 FY19 LTM Q1 FY20 Organic revenue(1) $ 135,062 $ 158,053 $ 522,177 $ 622,087 Acquired revenue 8,994 19,251 8,994 65,905 Net revenues $ 144,056 $ 177,304 $ 531,171 $ 687,992 Notes: (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. © 2019 Mercury Systems, Inc. 91

Glossary

AEGIS	Aegis Ballistic Missile Defense System	**EO/IR**	Electro-optical / Infrared	**NTCD**	Non-traditional Defense Contractor
AESA	Active Electronically Scanned Array	**EP**	Electronic Protection	**O&M**	Operations & Maintenance
AMC	Advanced Microelectronics Center	**ES**	Electronic Support	**OpenVPX**	System-level specification for VPX, initiated by Mercury
BCA	Budget Control Act	**EW**	Electronic Warfare	**OTA**	Other Transaction Authority
C2I	Command, Control, Intelligence	**FMS**	Foreign Military Sales	**PBR**	President's Budget Request
C3I	Command, Control, Communications, Intelligence	**FPGA**	Field Programmable Gate Array	**PGK**	Precision Guidance Kit
C4ISR	Command, Control, Communications, Computers, Intelligence, Surveillance, Reconnaissance	**GAM**	Global Account Manager	**RF**	Radio Frequency
CDS	Common Display System	**GPU**	Graphics Processing Unit	**RoW**	Rest of World
COTS	Commercial off-the Shelf	**HEL**	High Energy Laser	**SEMS**	Sensor and Effector Mission Systems
CPS	Common Processing System	**HPM**	High Power Microwave	**SEWIP**	Surface Electronic Warfare Improvement Program
CPU	Central Processing Unit	**IMA**	Integrated Microwave Assembly	**SIGINT**	Signals Intelligence
DAL	Design Assurance Level	**IRAD**	Internal Research And Development	**SM**	Standard Missile
DFARS	Defense Federal Acquisition Regulation Supplement	**JLTV**	Joint Light Tactical Vehicle	**SSEE**	Ship's Signal Exploitation Equipment
DMEA	Defense Microelectronics Activity	**LRU**	Line Replaceable Unit	**SWaP**	Size Weight and Power
DRFM	Digital Radio Frequency Memory	**LTAMDS**	Lower Tier Air and Missile Defense System	**UAM**	Urban Air Mobility
EA	Electronic Attack	**MALD**	Miniature Air Launched Decoy	**UAV**	Unmanned Aerial Vehicle
EDM	Engineering Data Management	**MMA**	Multimission Maritime Aircraft	**USMO**	US Manufacturing Operations
EM	Electromagnetic	**MRTT**	Multi Role Tanker Transport	**WIN-T**	Warfighter Information Network-Tactical

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